DISPOSITION	12 Months Ended
Dec. 31, 2024
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
DISPOSITION

5.	DISPOSITION
During the year ended December 31, 2024, there were no property dispositions.

During the year ended December 31, 2023, Granite disposed of two income-producing properties located in Canada and the United States for gross proceeds of $45.3 million.
During the year ended December 31, 2023, Granite incurred $1.5 million of broker commissions and legal and advisory costs associated with the disposals which were included in loss on sale of investment properties on the consolidated combined statement of net income.

During the year ended December 31, 2023, a net fair value gain of $3.6 million, related to the fair value changes in properties classified as assets held for sale, was included in net fair value (gains) losses on investment properties on the consolidated combined statement of net income.